Exhibit 10.41

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

AMENDMENT #3 TO MASTER SERVICE AGREEMENT

This Amendment made effective the 5th day of February 2021 (the “Effective Date” of this Amendment), is by and between NeuroRx, Inc. (“BUYER”) and Nephron SC, Inc., and Nephron Pharmaceuticals Corporation, subsidiaries of Nephron, Inc. d/b/a Nephron Pharmaceuticals Corporation (“SUPPLIER”). BUYER and SUPPLIER are each referred to herein as a “Party” and together as the “Parties”.

RECITALS

WHEREAS, BUYER and SUPPLIER entered into that certain Master Services Agreement made effective August 25, 2020 (the “Agreement”); and

WHEREAS, BUYER and SUPPLIER executed an Amendment #1 to the Agreement with an Effective Date of September 2, 2020; and

WHEREAS, BUYER and SUPPLIER executed an Amendment #2 to the Agreement with an Effective Date of November 5, 2020; and

WHEREAS, BUYER and SUPPLIER would each like to further amend the Agreement to revise Exhibit A and Exhibit C of the Agreement, and to add a new Exhibit G to the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth below and in the Agreement, and for other good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, the Parties hereby amend the Agreement in accordance with Section 19 thereof as follows:

1. Exhibit A (“Product”) appearing after the signature page of the Agreement is deleted in its entirety and replaced with the amended Exhibit A appearing on the next page hereof. The amended Exhibit A is incorporated into the Agreement and made a part thereof as of the Effective Date of the Agreement.

EXHIBIT A

Product

Product	Active Ingredients	Strength	Dosage Form	Ampoule Sizes	Reference Listed Drug

Vasoactive Intestinal Peptide [VIP] in 0.9% Sodium Chloride	RLF – 100 (Aviptadil)	100 mcg/mL	Injection	1.0 mL fill in 1.0 mL glass syringe	Not Applicable

Vasoactive Intestinal Peptide [VIP] in 0.9% Sodium Chloride	RLF – 100 (Aviptadil)	100 mcg/mL	Inhalation	1.0 mL fill in 1.0 mL glass syringe	Not Applicable

0.9% Sodium Chloride Placebo	N/A	0.9% Sodium Chloride	Injection or Inhalation	1.0 mL fill in 1.0 mL glass syringe	Not Applicable

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2. Exhibit C (“Product Pricing and Batch Size”) appearing after the signature page of the Agreement is deleted in its entirety and replaced with the amended Exhibit C appearing on the next page hereof. The amended Exhibit C is incorporated into the Agreement and made a part thereof as of the Effective Date of the Agreement.

EXHIBIT C

Product Pricing and Batch Size

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3. New Exhibit G (“Product Pricing and Batch Size”) is inserted after Exhibit F of the Agreement, as follows:

EXHIBIT G

Addition of Contracted Laboratory Services

Pursuant to Amendment #3, SUPPLIER has agreed to perform certain services for BUYER in accordance with written understanding, such as this, which may be entered into from time to time. These additional services are subject to the terms and conditions of the Manufacturing Supply Agreement (“the Agreement”) and capitalized terms used herein and not defined will have the meaning ascribed to them in the Agreement.

The Parties hereby agree as follows:

Any and all Laboratory Services and Activities conducted by SUPPLIER’s Laboratory that are outside of or in addition to original expectations and assignments featured within the Agreement will be carried out as Contracted Laboratory Services, with SUPPLIER fees to be invoiced separately.

Additional Contracted Services may include, but are not limited to, the following:

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The foregoing Exhibit G is incorporated into the Agreement and made a part thereof as of the Effective Date of the Agreement.

4. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement. Except as otherwise provided in this Amendment, all terms and conditions previously set forth in the Agreement shall remain in effect as set forth therein. In the event that this Amendment and the Agreement are inconsistent, the terms and provisions of this Amendment shall supersede the terms and provisions of the Agreement, but only to the extent necessary to satisfy the purpose of this Amendment. Each Party hereto represents to the other that it has the full authority to execute, deliver and perform this Amendment in accordance with its terms. The persons signing on behalf of each Party hereby warrant and represent that they have authority to execute this Amendment on behalf of the Party for whom they have signed. This Amendment may be executed in one or more counterparts by the Parties by signature of a person having authority to bind the Party, each of which when executed and delivered by facsimile, electronic transmission, or by mail delivery, will be an original and of which will constitute but one and the same Amendment. The Parties agree this Amendment may be electronically signed and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the Purposes of validity, enforceability and admissibility.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as o the Effective Date hereof.

NEPHRON PHARMACEUTICALS
NEURORX, INC.	CORPORATION
(“BUYER”):	(“SUPPLIER”):

/s/ Jonathan Javitt	/s/ Lou Kennedy
Signature of Authorized Representative	Signature of Authorized Representative

Jonathan Javitt	Lou Kennedy
Name of Authorized Representative	Name of Authorized Representative

CEO	CEO
Title of Authorized Representative	Title of Authorized Representative